UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

FORM N-Q

FEBRUARY 28, 2018

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 107.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	10,462,960	$11,685,770
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	139,574,777	153,515,972	(a)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	7,907,894	8,659,832	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	21,003,889	26,864,380	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	11,551,395	13,641,413	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	21,594,672	28,668,469	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	7,984,200	9,939,140
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	7,204,800	9,017,536
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	272,758	261,109
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	6,519,462	6,034,206
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	33,638,040	36,743,878	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	14,813,918	14,009,304
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	2,961,712	2,879,146
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	6,998,110	7,029,093
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	69,321,850	69,678,839	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	52,605,500	52,659,717	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	41,056,470	40,933,094	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	70,222,124	71,876,250	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	14,602,497	14,771,298
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	62,317,685	61,612,701	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	64,467,498	63,276,355	(a)(i)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	26,176,539	26,043,797
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	30,915,238	31,001,854
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	21,170,889	20,608,823
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	53,183,788	52,909,178	(a)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $831,662,565)				834,321,154

ASSET-BACKED SECURITIES - 0.9%
Bear Stearns Asset-Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.400%)	2.021%	9/25/46	73,295	70,958	(b)
Origen Manufactured Housing, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	2.788%	10/15/37	7,215,346	6,978,740	(b)(c)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	162,698	161,024	(b)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,627,791)				7,210,722

COLLATERALIZED MORTGAGE OBLIGATIONS(d) - 5.5%
Banc of America Funding Corp., 2015-R2 04A2 (1 mo. USD LIBOR + 0.165%)	2.015%	9/29/36	13,371,531	8,868,334	(b)(c)
Banc of America Funding Corp., 2015-R2 5A2	2.071%	9/29/36	8,460,688	4,589,746	(b)(c)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	322,653	196,004	(b)
Countrywide Alternative Loan Trust, 2005-22T1 A2, IO (-1.000 x 1 mo. USD LIBOR + 5.070%)	3.449%	6/25/35	3,489,591	361,872	(b)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,935,686	1,551,339
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,462,244	1,422,279	(b)
Credit Suisse Mortgage Trust, 2015-02R 3A2	1.762%	4/27/36	2,690,000	2,041,896	(b)(c)

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	3,690,000	$3,620,812	(b)(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M2	4.000%	8/25/56	5,170,000	4,743,475	(b)(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.071%	10/25/29	2,660,000	2,919,670	(b)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	5.771%	2/25/30	2,950,000	3,138,027	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.894%	2/12/49	2,676,823	1,998,037	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	5.993%	2/15/51	220,716	216,593	(b)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.529%	9/25/36	3,161,288	730,281	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3 (6 mo. USD LIBOR + 2.170%)	3.379%	6/25/37	111,606	79,893	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	2.201%	2/25/46	2,768,242	2,557,765	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.610%	11/15/48	5,912,000	3,766,636	(b)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $41,761,434)				42,802,659

CORPORATE BONDS & NOTES - 9.2%
CONSUMER STAPLES - 0.4%
Food Products - 0.3%
MARB Bondco PLC, Senior Notes	7.000%	3/15/24	1,850,000	1,826,431	(c)

Tobacco - 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	960,000	930,000

TOTAL CONSUMER STAPLES				2,756,431

ENERGY - 4.8%
Energy Equipment & Services - 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	500,000	501,109

Oil, Gas & Consumable Fuels - 4.7%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	500,000	545,935
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	3,171,405
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	953,633
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	2,429,011
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,000,000	2,760,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	2,176,875
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	3,840,128	(c)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	200,000	171,500	(c)
Noble Energy Inc., Senior Notes	3.900%	11/15/24	500,000	502,122
Noble Energy Inc., Senior Notes	4.950%	8/15/47	3,210,000	3,308,139
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	4,968,000	5,079,780

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	890,000		$911,137
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	800,000		768,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	980,000		739,900
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	500,000		622,133
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	2,000,000		2,050,000
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,000,000		2,027,500
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000		2,508,625
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	1,700,000		1,891,760	(f)

Total Oil, Gas & Consumable Fuels					36,457,583

TOTAL ENERGY					36,958,692

FINANCIALS - 1.0%
Banks - 0.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,060,000		5,641,900

Diversified Financial Services - 0.3%
ILFC E-Capital Trust II, Bonds ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.620%	12/21/65	2,084,000		2,057,950	(b)(c)

Industrial Development - 0.0%
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.811%	2/12/23	233,126		235,457	(b)(c)

Insurance - 0.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	65,729		87,091	(c)

TOTAL FINANCIALS					8,022,398

HEALTH CARE - 1.6%
Health Care Equipment & Supplies - 0.5%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	3,000,000		2,925,000	(c)
Immucor Inc., Senior Notes	11.125%	2/15/22	1,180,000		1,230,150	(c)

Total Health Care Equipment & Supplies					4,155,150

Health Care Providers & Services - 0.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,190,000		2,053,125
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,456,000		1,477,840

Total Health Care Providers & Services					3,530,965

Pharmaceuticals - 0.6%
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	4,890,000		4,309,313	(c)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	320,000		322,800	(c)

Total Pharmaceuticals					4,632,113

TOTAL HEALTH CARE					12,318,228

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.2%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	1,464,000		1,515,042	(c)

Construction & Engineering - 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	1,500,000		1,597,500	(c)

TOTAL INDUSTRIALS					3,112,542

MATERIALS - 1.0%
Metals & Mining - 1.0%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	500,000		560,988
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,000,000		3,247,500
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		488,610	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000		3,681,565

TOTAL MATERIALS					7,978,663

TOTAL CORPORATE BONDS & NOTES (Cost - $65,883,116)					71,146,954

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.9%
Brazil - 1.0%
Federative Republic of Brazil, Notes	6.000%	8/15/50	6,800,000	BRL	7,347,918

Italy - 2.9%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.100%	9/15/26	15,197,280	EUR	22,496,266	(f)

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $24,882,884)					29,844,184

SENIOR LOANS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%) (Cost - $1,218,261)	7.480%	10/28/20	1,283,700		776,638	(b)(e)(g)(h)

SOVEREIGN BONDS - 8.8%
Argentina - 1.7%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	3.750%	2/8/19	116,600,000	ARS	5,943,035
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.278%	6/21/20	132,660,000	ARS	7,193,993	(b)

Total Argentina					13,137,028

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Brazil - 0.0%
Federative Republic of Brazil, Notes	10.000%	1/1/27	570,000	BRL	$180,056

Chile - 1.1%
Republic of Chile, Senior Bonds	5.000%	3/1/35	4,785,000,000	CLP	8,190,689

Ecuador - 0.6%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	3,120,000		3,380,520	(c)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,070,000		1,100,762	(f)

Total Ecuador					4,481,282

Indonesia - 1.6%
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	100,812,000,000	IDR	7,446,237
Republic of Indonesia, Senior Notes	5.125%	1/15/45	430,000		445,697	(c)
Republic of Indonesia, Senior Notes	3.850%	7/18/27	400,000		393,134	(c)
Republic of Indonesia, Senior Notes	4.750%	7/18/47	880,000		872,977	(c)
Republic of Indonesia, Senior Notes	3.500%	1/11/28	1,790,000		1,704,685
Republic of Indonesia, Senior Notes	4.350%	1/11/48	2,010,000		1,914,121

Total Indonesia					12,776,851

Mexico - 1.7%
United Mexican States, Senior Bonds	7.750%	11/13/42	251,000,000	MXN	13,128,778

Nigeria - 0.0%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	280,000		283,802	(c)

Russia - 1.1%
Russian Federal Bond, Bonds	7.050%	1/19/28	471,330,000	RUB	8,451,565

Uruguay - 1.0%
Republic of Uruguay, Bonds	4.250%	4/5/27	201,599,598	UYU	7,723,713

TOTAL SOVEREIGN BONDS (Cost - $70,130,814)					68,353,764

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,042,166,865)					1,054,456,075

			SHARES
SHORT-TERM INVESTMENTS - 1.8%
Money Market Funds - 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $13,697,890)	1.320%		13,697,890		13,697,890

TOTAL INVESTMENTS - 137.9% (Cost - $1,055,864,755)					1,068,153,965
Liabilities in Excess of Other Assets - (37.9)%					(293,401,145)

TOTAL NET ASSETS - 100.0%					$774,752,820

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2018

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)	Security is valued using significant unobservable inputs (See Note 1).

(f)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Interest rates disclosed represent the effective rates on senior loans.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
EUR	— Euro
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble
UYU	— Uruguayan Peso

At February 28, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Credit Suisse	1.55%	12/27/2017	TBD	**	$32,793,750	U.S. Treasury inflation protected securities	$33,463,010
Deutsche Bank	1.72%	2/15/2018	5/15/2018		282,482,125	U.S. Treasury inflation protected securities	289,725,256

					$315,275,875		$323,188,266

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD-To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as-of February 28, 2018.

At February 28, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	112	12/18	$27,699,364	$27,291,600	$(407,764)
90-Day Eurodollar	336	12/19	81,690,605	81,606,000	(84,605)
Brent Crude	247	3/18	15,638,544	15,988,310	349,766
Canadian Dollar	432	3/18	33,838,941	33,678,720	(160,221)
Euro	94	3/18	13,945,845	14,354,975	409,130
Euro-BTP	67	3/18	11,317,003	11,186,121	(130,882)
Gold 100 Ounce	114	4/18	15,338,928	15,024,060	(314,868)
LME Copper	229	5/18	17,900,598	17,933,562	32,964
Mexican Peso	224	3/18	5,807,221	5,925,920	118,699
Silver	22	5/18	1,819,994	1,804,770	(15,224)
U.S. Treasury 10-Year Notes	943	6/18	113,158,588	113,204,203	45,615
U.S. Treasury Ultra10-Year Notes	366	6/18	46,800,491	46,870,875	70,384
U.S. Treasury Ultra Long-Term Bonds	344	6/18	53,299,699	53,621,000	321,301
WTI Crude	320	6/18	17,935,069	19,414,400	1,479,331
WTI Crude	155	11/21	8,207,560	7,923,600	(283,960)

					1,429,666

Contracts to Sell:
90-Day Eurodollar	290	3/18	71,311,103	70,966,625	344,478
90-Day Eurodollar	65	9/18	15,954,451	15,860,813	93,638
British Pound	67	3/18	5,612,934	5,769,537	(156,603)
Euro-Bund	58	3/18	11,277,573	11,281,976	(4,403)
Euro-Bund	268	6/18	51,249,461	51,257,527	(8,066)
U.S. Treasury 5-Year Notes	759	6/18	86,506,845	86,472,633	34,212
U.S. Treasury Long-Term Bonds	161	6/18	23,086,764	23,093,438	(6,674)
U.S. Treasury Ultra Long-Term Bonds	67	3/18	10,410,005	10,500,156	(90,151)
WTI Crude	320	3/18	18,738,560	19,724,800	(986,240)

					(779,809)

Net unrealized appreciation on open futures contracts					$649,857

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2018

At February 28, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	118,162,500	USD	6,167,145	Bank of America N.A.	4/10/18	$(410,722)
USD	5,792,279	ARS	118,162,500	Bank of America N.A.	4/10/18	35,856
IDR	63,788,810,000	USD	4,711,834	Bank of America N.A.	4/19/18	(87,971)
USD	2,630,568	IDR	35,394,286,704	Bank of America N.A.	4/19/18	64,940
USD	2,663,494	IDR	35,850,629,024	Bank of America N.A.	4/19/18	64,788
USD	2,545,026	IDR	34,477,464,272	Bank of America N.A.	4/19/18	45,856
USD	7,705,030	RUB	441,190,000	Bank of America N.A.	4/19/18	(78,007)
COP	103,608,160,000	USD	35,391,344	Barclays Bank PLC	4/19/18	709,031
GBP	4,941,589	USD	6,789,175	Barclays Bank PLC	4/19/18	29,016
IDR	41,933,570,000	USD	3,127,970	Barclays Bank PLC	4/19/18	(88,329)
JPY	897,550,000	USD	8,109,195	Barclays Bank PLC	4/19/18	331,756
MYR	33,790,000	USD	8,494,218	Barclays Bank PLC	4/19/18	120,512
USD	7,670,466	COP	22,206,000,000	Barclays Bank PLC	4/19/18	(66,810)
USD	38,517,531	EUR	31,499,840	Barclays Bank PLC	4/19/18	(53,150)
USD	7,654,571	MXN	143,550,000	Barclays Bank PLC	4/19/18	98,206
CAD	10,087,340	USD	8,089,091	Citibank N.A.	4/19/18	(220,537)
EUR	1,290,000	USD	1,606,246	Citibank N.A.	4/19/18	(26,677)
RUB	2,320,759,000	USD	40,147,268	Citibank N.A.	4/19/18	793,262
USD	7,732,934	COP	22,259,250,000	Citibank N.A.	4/19/18	(22,896)
INR	503,530,000	USD	7,814,906	JPMorgan Chase & Co.	4/19/18	(129,160)
MXN	218,120,000	USD	11,272,643	JPMorgan Chase & Co.	4/19/18	209,032
USD	16,993,774	TWD	499,498,000	JPMorgan Chase & Co.	4/19/18	(158,708)

Total						$1,159,288

Abbreviations used in this table:

ARS	— Argentine Peso
CAD	— Canadian Dollar
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
RUB	— Russian Ruble
TWD	— Taiwan Dollar
USD	— United States Dollar

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2018

At February 28, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.IG.29 Index	$33,330,000	12/20/22	1.000% quarterly	$651,868	$686,070	$(34,202)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$834,321,154	—	$834,321,154
Asset-Backed Securities	—	7,210,722	—	7,210,722
Collateralized Mortgage Obligations	—	34,438,372	$8,364,287	42,802,659
Corporate Bonds & Notes	—	71,146,954	—	71,146,954
Non-U.S. Treasury Inflation Protected Securities	—	29,844,184	—	29,844,184
Senior Loans	—	—	776,638	776,638
Sovereign Bonds	—	68,353,764	—	68,353,764

Total Long-Term Investments	—	1,045,315,150	9,140,925	1,054,456,075

Short-Term Investments†	$13,697,890	—	—	13,697,890

Total Investments	$13,697,890	$1,045,315,150	$9,140,925	$1,068,153,965

Other Financial Instruments:
Futures Contracts	3,299,518	—	—	3,299,518
Forward Foreign Currency Contracts	—	2,502,255	—	2,502,255

Total Other Financial Instruments	$3,299,518	$2,502,255	—	$5,801,773

Total	$16,997,408	$1,047,817,405	$9,140,925	$1,073,955,738

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$2,649,661	—	—	$2,649,661
Forward Foreign Currency Contracts	—	$1,342,967	—	1,342,967
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	34,202	—	34,202

Total	$2,649,661	$1,377,169	—	$4,026,830

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of November 30, 2017	$3,618,506
Accrued premiums/discounts	316
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	1,990
Purchases	—
Sales	—
Transfers into Level 3[2]	4,743,475
Transfers out of Level 3	—

Balance as of February 28, 2018	$8,364,287

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$1,990

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	TOTAL
Balance as of November 30, 2017		$3,618,506
Accrued premiums/discounts	—	316
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)[1]	—	1,990
Purchases	—	—
Sales	—	—
Transfers into Level 3[2]	$776,638	5,520,113
Transfers out of Level 3	—	—

Balance as of February 28, 2018	$776,638	$9,140,925

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	—	$1,990

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By	/s/ JANE TRUST
Jane Trust
President

Date:	April 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
President

Date:	April 23, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2018